AMENDMENT NO. 5

AMENDMENT NO. 5 (the “Amendment”) dated as of May 1, 2012 to the Participation Agreement (the “Agreement”) by and among WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO, (the “Company”), an Ohio life insurance company, on its own behalf and on behalf of each segregated asset account of the Company, PROFUNDS, a Delaware business trust, (the “Fund”), ACCESS ONE TRUST, a Delaware business trust (each of ProFunds or the Access One Trust referred to herein as the “Fund”), and PROFUND ADVISORS LLC (the “Adviser”), a Maryland limited liability company.

WITNESSETH

WHEREAS, the Company, the Fund and the Adviser have entered into a Participation Agreement dated as of June 6, 2006, as amended (the “Agreement”), and

WHEREAS, the Company, the Fund and the Adviser wish to amend the Agreement,

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Company, the Fund and the Adviser hereby acknowledge and agree as follows:

Certain Definitions.  Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

Amendments.

Schedule A of the Agreement is hereby amended by replacing it in its entirety with Schedule A attached hereto.

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

4.Each of the parties hereby represents and warrants that the execution, delivery and performance of this Amendment are within the party’s corporate power and have been or will be duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the party in accordance with its terms.
This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

This Amendment shall be construed in accordance with and be governed by the laws of the State of Maryland (without reference to choice of law doctrine).

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

WESTERN RESERVE LIFE
ASSURANCE CO. OF OHIO         PROFUNDS

Name:  Arthur D. Woods           Name:  Louis M. Mayberg
Title:    Vice President         Title:    President

PROFUND ADVISORS LLC         ACCESS ONE TRUST

Name:  Michael Sapir               Name:  Louis M. Mayberg
Title:    Chief Executive Officer         Title:    President

Effective May 1, 2012

Schedule A

Accounts(s)	Contract(s)	Designated Portfolio(s)
WRL Series Life Account	WRL XceleratorSM	Access VP High Yield FundSM
	WRL Freedom Elite Builder IISM	ProFund VP Asia 30
	WRL Freedom Elite Builder®	ProFund VP Basic Materials
	WRL Freedom Wealth ProtectorSM	ProFund VP Bull
	WRL Freedom Elite®	ProFund VP Consumer Services
	WRL Financial Freedom Builder®	ProFund VP Emerging Markets
	WRL Freedom Equity Protector®	ProFund VP Europe 30
	WRL ForLifeSM	ProFund VP Falling U.S. Dollar
	WRL Freedom Elite Advisor	ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
ProFund VP UltraNASDAQ-100

WRL Series Life Account G		Access VP High Yield FundSM
	WRL Asset Advisor	ProFund VP Asia 30
	WRL Evolution	ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling U.S. Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
ProFund VP UltraNASDAQ-100

WRL Series Annuity Account	WRL Freedom Attainer®	Access VP High Yield FundSM
	WRL Freedom Bellwether®	ProFund VP Asia 30
	WRL Freedom Premier®	ProFund VP Basic Materials
	WRL Freedom Access®	ProFund VP Bull
	WRL Freedom Enhancer®	ProFund VP Consumer Services
	WRL Freedom Variable Annuity	ProFund VP Emerging Markets
	WRL Freedom Conqueror®	ProFund VP Europe 30
	WRL Freedom Wealth Creator®	ProFund VP Falling U.S. Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities

Separate Account VA U	WRL Freedom Premier® III Variable Annuity	Access VP High Yield FundSM
ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling U.S. Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities

Separate Account VA V	WRL Freedom Multiple	Access VP High Yield FundSM
ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling U.S. Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities

Separate Account VA AA	Flexible Premium Variable Annuity – M, under the marketing name “WRL Freedom Advisor”	Access VP High Yield FundSM
ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling U.S. Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities